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                                VALIC COMPANY II
                              MONEY MARKET II FUND

                 SUPPLEMENT TO PROSPECTUS DATED JANUARY 2, 2006

Effective July 24, 2006, the Money Market II Fund changed its index from the Certificate of Deposit Primary Offering by New York City Banks 30-Day Rate ("30-Day CD Rate") to the Treasury-Bill 3 Month Index ("T-Bill 3 Month Index"). The benchmark was changed because the 30-Day CD Rate is no longer accessible. The Fund's performance returns compared to the former and current benchmarks are as follows:


                                                                Since Inception
As of December 31, 2004                 1 Year       5 Year         9/21/98
-----------------------                 ------       ------         -------
The Fund                                 0.83%        2.47%          2.98%
T-Bill 3 Month Index (Current)           1.39%        2.67%          3.06%*
30-Day CD Rate (Former)                  0.93%        2.19%          2.65%

* Index inception is from the month end following the inception date.

DATE:  JULY 24, 2006